UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Cyber App Solutions Corp., a Nevada corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on July 17, 2023, on July 17, 2023, the Company entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Proton Green, LLC, a Wyoming limited liability company (“Proton Green”) and the members of Proton Green (the “Proton Green Members”). The Form of the Share Exchange Agreement was attached as Exhibit 2.1o the Current Report on Form 8-K filed by the Company on July 17, 2023. Also on July 17, 2023, the sole board member of the Company’s board of directors (the "Board") acted by a unanimous written consent to approve appointments of the Company’s officers and directors; and the majority shareholder of the Company acted by written consent to approve Share Exchange Agreement and the related activities of the officers and directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 17, 2023, in addition to appointing Mr. Steven E. Looper to serve the Company as the Chief Executive Officer and Director, as previously reported in the Current Report on Form 8-K filed with the SEC on July 17, 2023, the Board also appointed Mr. Kenneth Winters as the Chief Financial Officer, Mr. John Coates as the Chief Technology Officer, and Messrs. David Hobbs and Peter Wagner to serve as the Company's directors, effective immediately. Mr. Hobbs will serve as an Executive Chairman.

Appointment of Directors. David Hobbs, Age 59, has served as Executive Chairman of Pantheon Resources PLC, a UK listed company developing some 2 billion barrels of marketable hydrocarbon liquids on Alaska’s North Slope, since June 2023. Mr. Hobbs has also been a nonresident senior fellow at the Atlantic Council’s Global Energy Center and an adjunct professor at the University of Calgary’s Haskayne School of Business since 2019. From 2013 to 2018, he served as Vice President of Research at the King Abdullah Petroleum Studies and Research Center in Riyadh, Kingdom of Saudi Arabia. From 2002 to 2012, Mr. Hobbs filled several roles at Cambridge Energy Research Associates (CERA, subsequently acquired by IHS Inc) ranging from Director for Upstream Strategy to Global Head of Research and finally, Chief Energy Strategist. Prior to joining CERA, He was General Manager Commercial & Business Development at Hardy Oil & Gas plc between 1993 and 1998, General Manager Business Development at Monument Oil & Gas plc between 1988 and 1993 and a Drilling Engineer at British Gas Plc between 1984 and 1988.

Peter Wagner, age 57, is an industry veteran with an extensive career in the oil and gas sector. Mr. Wagner has served as the CEO and Director of Cryogenic Industries, Inc. (the Company’s consolidated subsidiary in America/CEO of Nikkiso Clean Energy & Industrial Gases Group), a leading provider of cryogenic equipment providing innovative equipment and solutions in liquid gases and beyond, since June 2018. From 2016 to 2018, Mr. Wagner was CEO and Managing Director of LEWA GmbH (in Germany). From 2003 through 2015, Mr. Wagner assumed numerous leadership roles at Atlas Copco, which included the role of Vice President of Business Development at Atlas Copco Comptec, Divisional President for Atlas Copco Gas and Process Division, and General Manager of Atlas Copco Energas GmbH. In addition, Mr. Wagner serves as director on the board of Nikkiso Co., Ltd in Tokyo, Japan.

Messers. Hobbs and Wagner shall hold office until the next annual meeting of shareholders and until their successor shall have been elected and qualified. There are no arrangements or understandings between either Mr. Hobbs or Mr. Wagner and any other persons pursuant to which either Hobbs or Mr. Wagner was elected as a director. There are currently no written agreements between the Company and Mr. Hobbs or Mr. Wagner. The Company shall indemnify all directors in accordance with its bylaws, previously filed as exhibit 3.5 to the Form S-1/A that was filed with the SEC on March 25, 2021, and the applicable laws.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has affirmatively determined that David Hobbs and Peter Wagner qualify as independent directors in accordance with the SEC rules.”

Appointment of Chief Financial Officer. On July 17, 2023, the Board appointed Kenneth Winters, age 41, to serve the Company as the Chief Financial Officer. Previously, Mr. Winters served as the Chief Financial Officer of Proton Green, LLC since June 2022. Prior to being promoted to Chief Financial Officer, Mr. Winters served as the Corporate Controller for Proton Green, LLC since February 2022. From 2018 to 2022, Mr. Winters served in the roles of Corporate Controller and Financial Reporting Manager at Rosehill Resources, Inc. Mr. Winters has over 17 years of public company accounting experience, which includes 6 years in the audit practice at Deloitte & Touche, with a heavy focus on the upstream oil and gas segment and the renewable energy industry. Mr. Winters holds a Master of Professional Accountancy and a Bachelor of Business Administration from Stephen F. Austin State University and is a Certified Public Accountant in the State of Texas. The Company and Mr. Winters have not entered into a formal employment agreement. Mr. Winters had a base salary of $192,500 with Proton Green and it will be transferred to the Company.

Appointment of Chief Technology Officer. On July 17, 2023, the Board appointed John Coates, age 62, to serve the Company as the Chief Technology Officer. Mr. Coates is a highly experienced oil and gas professional with a career emphasis on large-scale, unconventional resource development. Mr. Coates has served as the Chief Technology Officer of Proton Green, LLC since February

2021. From 1998 to 2021, Mr. Coates co-founded Patrick Energy, Coronado Resources, and Dover Energy, all private upstream oil and gas companies, focused on exploring and developing unconventional resources in the Mid-Continent. Mr. Coates holds a Master of Science in Geologic Engineering from the Colorado School of Mines and a Bachelor of Science in Geochemistry with Honors from the University of London. The Company and Mr. Coates have not entered into a formal employment agreement. Mr. Coates had a base salary of $240,000 with Proton Green and it will be transferred to the Company.

Neither Mr. Coates nor Mr. Winters has any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, or is a party to any related person transaction with the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2023, the Board approved a change in fiscal year end of the Company from February 28th to December 31st.

The Board's decision to change the fiscal year end was related to the Share Exchange Agreement. As a result of the Share Exchange Agreement and the other transactions contemplated thereunder, Proton Green is now a wholly owned subsidiary of the Company. Proton Green's financial statements will survive and become the post-transaction company's financial statements and the fiscal year end of Proton Green is December 31st; therefore, the Board approved the change in the Company’s fiscal year end.

Following such change, the date of the Company’s next fiscal year end is December 31, 2023. No transition report filing with the Securities and Exchange Commission is necessary since the Company is adopting the fiscal year of Proton Green. The audited financial statements of Proton Green as of and for the year and period ended December 31, 2022 and 2021, respectively, and unaudited financial statements of Proton Green as of and for the six months ended June 30, 2023 and 2022 have been included in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of Proton Green, LLC as of and for the year and period ended December 31, 2022 and 2021, respectively, are attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited financial statements of Proton Green, LLC as of and for the six months ended June 30, 2023 and 2022 and are attached here to as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined statement of operations of the Company and Proton Green, LLC for the year ended December 31, 2022 and the six months ended June 30, 2023 and the unaudited pro forma condensed combined balance sheet of the Company and Proton Green, LLC as of June 30, 2023 are attached herewith as Exhibit 99.3 to this report and incorporated herein by reference. These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the Share Exchange Agreement actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the notes accompanying the pro forma financial information. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of Proton Green LLC as of and for the year and period ended December 31, 2022 and 2021, respectively.
99.2	Unaudited financial statements of Proton Green, LLC as of and for the six months ended June 30, 2023 and 2022
99.3	Unaudited pro forma condensed combined financial statements of Cyber App Solutions Corp. and Proton Green LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	September 29, 2023	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President